Exhibit 10.40

AMENDMENT NO. 6 TO LOAN DOCUMENTS

Quality Gold, Inc., an Ohio corporation (“QGI”), MTM, Inc., a Delaware corporation (“MTM”), Gold Limited Liability Company, a California limited liability company (“Gold”), LogoArt LLC, a Kentucky limited liability company (“Logo”) (QGI, MTM, Gold, Logo, collectively, the “Borrowers”, and each individually, a “Borrower”), and PNC Bank, National Association (“Lender”) agree as follows effective as of June 28, 2022 (the “Effective Date”):

1.	Recitals.

1.1	As of December 20, 2018, Borrowers and Lender entered into a Revolving Credit, Term Loan and Security Agreement (as amended, extended, modified, or restated, the “Credit Agreement”) pursuant to which Borrowers executed and delivered to Lender certain Other Documents. Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement, as amended. The Credit Agreement, the Other Documents, and all related loan and/or security documents related thereto are referred to herein as the “Loan Documents”.

1.2	The Loan Documents were amended by Amendment No. 1 to Loan Documents dated as of October 1, 2019, by Amendment No. 2 to Loan Documents dated as of September 29, 2020, by Amendment No. 3 to Loan Documents dated as of February 24, 2021, by Joinder and Amendment No. 4 to Loan Documents dated as of October 19, 2021, and by Amendment No. 5 to Loan Documents dated as of April 26, 2022.

1.3	The Loan Documents are further amended by this Amendment No. 6 to Loan Documents (this “Amendment”).

2.	Amendment.

2.1	The definition on “Permitted Acquisition(s)” in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Permitted Acquisition(s)” shall mean the acquisitions of the assets or Equity Interests of another Person (the “target”) so long as: (a) the total costs and liabilities (including without limitation, all assumed liabilities, all earn-out payments, deferred payments and the value of any other stock or assets transferred, assigned or encumbered with respect to such acquisitions) of such acquisitions do not exceed $5,000,000 in the aggregate during any fiscal year; (b) with respect to the acquisition of Equity Interests, such target shall (i) be made jointly and severally liable for all Obligations, and (ii) grant to Lender a first-priority lien in all assets of such target; (c) the target or property is used or useful in the Ordinary Course of Business of the acquirer; (d) Lender shall have received a first-priority security interest in all acquired assets or Equity Interests, subject to documentation satisfactory to Lender; (e) the board of directors (or other comparable governing body) of the target shall have duly approved the transaction; (f) no assets acquired in any such transaction(s) shall be included in the Formula Amount until Lender has received a field examination and/or appraisal of such assets, in form and substance acceptable to Lender; (g) Lender has determined that neither the target nor any Person holding an Equity Interest in the target is a Sanctioned Person, (h) no Default or Event of Default shall have occurred or will occur after giving effect to such acquisition, and (i) Borrowers will have obtained any prior written consent to such acquisition required by the BMO Facility Agreements, the HSBC Facility Agreements, or any other agreement to which Borrowers are subject.

3.	Consent. QGI has entered into an Asset Purchase Agreement with L.B. Goodlman Manufacturing Co., Inc. dated as of May 27, 2022 (the “Goodman Purchase Agreement”) pursuant to which QGI will acquire the Purchased Assets (as defined therein) (such acquisition, the “Goodman Acquisition”). Lender hereby consents to the Goodman Acquisition in accordance with the Goodman Acquisition Agreement and hereby agrees that the purchase price paid by QGI for the Goodman Acquisition will not reduce the amount of consideration available to be used for Permitted Acquisitions. This consent is subject to receipt by Lender of a consent to the Goodman Acquisition by HSBC under the HSBC Facility Agreements satisfactory in form and substance to Lender. This consent will not constitute a modification or an alteration of the terms, conditions or covenants of the Credit Agreement or the other Loan Documents. This consent shall not affect any Default or Event of Default of any nature arising at any time. This consent will not relieve or release Loan Parties in any way from their duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any Default or Event of Default thereunder, except as expressly described above. This consent will not be construed to require Lender to consent to any other departure from the requirements of the Credit Agreement or the other Loan Documents. No course of dealing is established hereby.

4.	Representations, Warranties and Covenants. To induce Lender to enter into this Amendment, each Borrower represents, warrants, and covenants as follows:

4.1	Representations and Warranties. The representations and warranties of Borrowers and Guarantors contained in the Loan Documents are deemed to have been made again on and as of the Effective Date, except to the extent that such representations and warranties were expressly limited to an earlier date.

4.2	No Defaults. After giving effect to this Amendment, no Event of Default or Default exists on the Effective Date.

4.3	No Claims. Each Borrower represents and warrants that it has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, existing as of the Effective Date (collectively, “Claims”) against Lender, its direct or indirect parent corporations or any direct or indirect Affiliates of such parent corporations, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Amendment, each Borrower on behalf of itself, and all of its respective successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown in existence as of the Effective Date, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents or the relationship of Borrowers with Lender.

4.4	Authorization. The Person executing this Amendment for each Borrower is a duly elected officer or member of each Borrower or its respective sole member and is duly authorized by the board of directors or other governing authority of such Borrower to execute and deliver this Amendment on behalf of it. Each Borrower has the full right, power, and authority to enter into this Amendment and the related documents and to perform its respective obligations hereunder.

4.5	No Misrepresentations. No information or material submitted to Lender in connection with this Amendment contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

4.6	No Conflicts. The execution and delivery of this Amendment and the related documents, and the performance by each Borrower of its respective obligations do not and will not conflict with any provision of law or the Organizational Documents of Borrowers or of any agreement binding upon Borrowers.

4.7	Enforceability. This Amendment and each of the related documents is a valid and binding obligation of Borrowers, enforceable against each in accordance with its terms.

4.8	Reaffirmation. Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrowers. Each Borrower hereby reaffirms and re-grants to Lender a security interest in and lien upon all of the Collateral.

4.9	Intercreditor Agreement. The Intercreditor Agreement is and remains in full force and effect, as amended and restated as of the Effective Date. No consent to this Amendment by HSBC or BMO is required under the Intercreditor Agreement.

4.10	Fees and Expenses. Borrowers will pay to Lender all reasonable attorneys’ fees and expenses of Lender incurred in connection with this Amendment, and all related documentation. Such fees and expenses may be charged by Lender to Borrowers as a Revolving Advance or to any account of a Borrower with Lender.

4.11	Consignment Facility Agreements. None of BMO Facility Agreements or the HSBC Facility Agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has been delivered to Lender.

4.12	Goodman Acquisition. Lender has received accurate and complete copies of the documents related to the Goodman Acquisition, including the Goodman Acquisition Agreement and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents or agreements have been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has been delivered to Lender.

4.13	Beneficial Ownership Certification. To the best knowledge of any Borrower, the information included in the Beneficial Ownership Certification provided to Lender is true and correct in all respects

5.	Conditions Precedent. The closing and effectiveness of this Amendment is subject to the following conditions precedent:

5.1	Amendment. Lender shall have executed this Amendment and the Borrowers shall have delivered, and shall have caused Guarantors to deliver, to Lender a fully executed copy of this Amendment and the Reaffirmation attached hereto.

5.2	Incumbency Certificates. Lender shall have received a certificate of an officer or manager of each Borrower and each Guarantor certifying to the incumbency of the Person executing this Amendment on behalf of each such Borrower and each Guarantor.

5.3	Closing Checklist. Borrowers and Guarantors will have delivered to Lender (and executed, as applicable) each of the other items listed on the Closing Memorandum prepared by Lender in connection with the closing of this Amendment.

5.4	Representations and Warranties. The representations and warranties of Borrowers herein will be true.

5.5	USA PATRIOT Act, Etc. (a) Lender shall have received, at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (b) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, if Lender has requested, in a written notice to the Borrowers at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower it shall have received such Beneficial Ownership Certification.

5.6	Other. All corporate and other proceedings, and all documents, instruments, and other legal matters in connection with this Amendment all the related documentation shall be satisfactory in form and substance to Lender and its counsel.

6.	General.

6.1	This Amendment is an “Other Document” as defined in the Credit Agreement. The Loan Documents are hereby modified to include this Amendment within the definition of the term “Other Documents”, or “Loan Documents” as used therein.

6.2	Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power, or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Advances.

6.3	All representations and warranties made by Borrowers herein will survive the execution and delivery of this Amendment.

6.4	This Amendment will be binding upon and inure to the benefit of Borrowers and Lender and their respective successors and assigns.

6.5	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

6.6	A copy of this Amendment may be attached to the Notes as an allonge.

6.7	This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified, or terminated except by a writing signed by the party to be charged therewith.

6.8	Each Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

6.9	Notwithstanding any other provision herein or in the other Loan Documents, each Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at Lender’s option, be in the form of an electronic record. Any Communication may, at Lender’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. Borrowers and Lender acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

6.10	Without limiting the generality of the foregoing, any signature delivered by a party hereto by electronic means shall be deemed to be an original signature hereto. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

6.11	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

6.12	THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT.

6.13	EACH BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER FROM LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Signature Pages Follow

Signature Page to Amendment No. 6 to Loan Documents (QGI)

Borrowers:

Quality Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

MTM, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Vice President

Gold Limited Liability Company

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

LogoArt LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

Signature Page to Amendment No. 6 to Loan Documents (QGI)

PNC Bank, National Association

By:	/s/ David C. Beckett
David C. Beckett
Senior Vice President

Reaffirmation of Guaranty

Each of the undersigned guarantors (jointly and severally, “Guarantor”) consents to the provisions of the foregoing Amendment No. 6 to Loan Documents (the “Amendment”) and all prior amendments and agrees that: (a) Guarantor’s obligations under the Guarantor Security Agreement and its Guaranty in favor of PNC Bank, National Association, each dated as of December 20, 2018 (the “Guaranty”) are unimpaired by the Amendment; (b) Guarantor has no claims, defenses, set offs, or counterclaims of any kind against Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty and all such claims, defenses, set offs, and counterclaims are hereby released; and (c) all of the terms of the Guaranty remain unaltered and in full force and effect and are hereby reaffirmed and apply to the Obligations, as modified by the Amendment. Guarantor certifies that all representations and warranties made in the Guaranty are true and correct. Capitalized terms used herein and not defined have the meanings set forth in the Amendment or if not defined therein, in the Credit Agreement. Guarantor confirms that all Collateral for the Obligations, including liens, security interests, and pledges granted by Guarantor or third parties to Lender continue unimpaired and in full force and effect, and secure all of the Guarantor’s existing and future Obligations to Lender, as modified by the Amendment.

Gold/Gold/Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

QGM, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

QG Refining, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Treasurer

J&M Group Holdings Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
President

L & L Group Holdings, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager